UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐     Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐     Definitive Proxy Statement
☑     Definitive Additional Materials
☐     Soliciting Material Pursuant to §240.14a-12
Ascent Media Corporation

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee paid previously with preliminary materials.
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000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Stockholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Ascent Media Corporation Stockholder Meeting to be Held on July 11, 2011 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and Form 10-K are available at: www.envisionreports.com/ASCMA Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/ASCMA to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials — If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before July 1, 2011 to facilitate timely delivery. C O Y + 01C7KC

Stockholder Meeting Notice & Admission Ticket Ascent Media Corporation’s Annual Meeting of Stockholders will be held on July 11, 2011 at the Marriott Denver South at Park Meadows, 10345 Park Meadows Drive, Littleton, Colorado 80124, at 10:00 a.m. Local Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR the nominees listed, FOR Proposal 2 and Proposal 3 and FOR “3 Yrs” for Proposal 4: 1. Election of Directors: 01 — William R. Fitzgerald 02 — Michael J. Pohl 2. Proposal to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2011. 3. The say-on-pay proposal, to approve the advisory resolution on the compensation of our named executive officers. 4. The say-on frequency proposal, to approve the frequency with which stockholders are provided an advisory vote on the compensation of named executive officers. PLEASE NOTE — YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online, by telephone or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Directions to the Ascent Media Corporation 2011 Annual Meeting DRIVING DIRECTIONS From the Denver International Airport (DIA) via Tollway: • Take the ramp onto Peña Blvd. • Take the E-470 Tollway South. • Transfer to I-25 South/US-87 South. • Exit at Lincoln Ave. (Exit 193). • Keep Right on East Lincoln Ave./ CR-36 West. • Turn Right on Park Meadows Drive. • The hotel is on the right-hand side. From the Denver International Airport (DIA) via Freeways: • Take the ramp onto Peña Blvd. • Take I-70/Tuskegee Airmen Memorial Hwy/US-36 West. • Transfer to I-225 South (Exit 282). • Transfer to I-25/US-87 South (Exit 1A on left). • Exit at Lincoln Ave. (Exit 193). • Keep Right on East Lincoln Ave./ CR-36 West. • Turn Right on Park Meadows Drive. • The hotel is on the right-hand side. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. Internet — Go to www.envisionreports.com/ASCMA. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone — Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email — Send email to investorvote@computershare.com with “Proxy Materials Ascent Media Corporation” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by July 1, 2011. 01C7KC

ASCENT MEDIA CORPORATION

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_______________

MR A SAMPLE
DESIGNATION (IF ANY)
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Admission Ticket

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Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on July 11, 2011.

Vote by Internet

- Log on to the Internet and go to **www.envisionreports.com/ASCMA**
- Follow the steps outlined on the secured website.

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominees listed, FOR Proposal 2 and Proposal 3 and FOR "3 Yrs" for Proposal 4.

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1. Election of Directors:

	For	Withhold		For	Withhold
01 - William R. Fitzgerald*	☐	☐	02 - Michael J. Pohl*	☐	☐

*To serve as a Class III member of our board of directors until the 2014 annual meeting.

	For	Against	Abstain
2. Proposal to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2011.	☐	☐	☐
3. The say-on-pay proposal, to approve the advisory resolution on the compensation of our named executive officers.	☐	☐	☐

	3 Yrs	2 Yrs	1 Yr	Abstain
4. The say-on frequency proposal, to approve the frequency with which stockholders are provided an advisory vote on the compensation of named executive officers.	☐	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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2011 Annual Meeting Admission Ticket 2011 Annual Meeting of Ascent Media Corporation Stockholders Monday, July 11, 2011, 10:00 a.m. The Marriott Denver South at Park Meadows 10345 Park Meadows Drive, Littleton, CO Upon arrival, please present this admission ticket and photo identification at the registration desk. DRIVING DIRECTIONS From the Denver International Airport (DIA) via Tollway: • Take the ramp onto Peña Blvd. • Take the E-470 Tollway South. • Transfer to I-25 South/US-87 South. • Exit at Lincoln Ave. (Exit 193). • Keep Right on East Lincoln Ave./ CR-36 West. • Turn Right on Park Meadows Drive. • The hotel is on the right-hand side. From the Denver International Airport (DIA) via Freeways: • Take the ramp onto Peña Blvd. • Take I-70/Tuskegee Airmen Memorial Hwy/US-36 West. • Transfer to I-225 South (Exit 282). • Transfer to I-25/US-87 South (Exit 1A on left). • Exit at Lincoln Ave. (Exit 193). • Keep Right on East Lincoln Ave./ CR-36 West. • Turn Right on Park Meadows Drive. • The hotel is on the right-hand side. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — Ascent Media Corporation Notice of 2011 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — July 11, 2011 The undersigned appoints William E. Niles and John Orr and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of Ascent Media Corporation Series A Common Stock and Ascent Media Corporation Series B Common Stock held by the undersigned at the Annual Meeting of Stockholders to be held on July 11, 2011, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR THE ELECTION OF THE LISTED NOMINEES AND IN ACCORDANCE WITH THE DIRECTORS’ RECOMMENDATIONS ON THE PROPOSALS LISTED ON THE OTHER SIDE OF THE PROXY CARD. IN THE EVENT THAT ANY OTHER MATTER MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY ADJOURNMENT THEREOF, THE PERSONS SET FORTH ABOVE ARE AUTHORIZED, AT THEIR DISCRETION, TO VOTE THE MATTER. PLEASE SIGN ON THE OTHER SIDE AND RETURN PROMPTLY TO ASCENT MEDIA CORPORATION, C/O COMPUTERSHARE, P.O. BOX 43102, PROVIDENCE, RI, 02940-0568. IF YOU DO NOT VOTE BY TELEPHONE OR INTERNET, OR SIGN AND RETURN A PROXY CARD, OR ATTEND THE ANNUAL MEETING AND VOTE BY BALLOT, YOUR SHARES CANNOT BE VOTED. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)